UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

THE GLIMPSE GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 West 38th St., 12th Floor

New York, NY 10018

(Address of principal executive offices) (Zip Code)

(917)-292-2685

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 18, 2025, The Glimpse Group, Inc. (the “Company”) held its annual general meeting of stockholders. A total of 11,032,605 shares of common stock, representing approximately 61% of the aggregate shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the meeting.

Three proposals were presented for voting: Proposal 1: re-election of three Class II directors to the Company’s board of directors (Maydan Rothblum, Jeff Enslin and Alexander Ruckdaeschel); Proposal 2: an advisory vote concerning compensation for the Company’s fiscal year 2025 named executive officers; and, Proposal 3: ratification of Turner, Stone & Company, L.L.P as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

Each of the proposals was described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 31, 2025.

The stockholders approved the re-election of Maydan Rothblum, Jeff Enslin and Alexander Ruckdaeschel as Class II Directors to the Company’s board of directors, each to serve a three-year term ending at the Company’s 2028 annual meeting of stockholders or until their earlier resignation or removal.

The stockholders approved, on an advisory basis, the Company’s fiscal year 2025 executive compensation.

The stockholders ratified the appointment of Turner, Stone & Company, L.L.P as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

The final voting results on these matters were as follows:

1.	Approval of the re-election of Maydan Rothblum, Jeff Enslin and Alexander Ruckdaeschel as Class II Directors to the Company’s board of directors, each to serve a three-year term ending at the Company’s 2028 annual meeting of stockholders or until their earlier resignation or removal:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Maydan Rothblum	7,845,474	106,736	38,852	3,041,543
Jeff Enslin	7,575,596	375,605	39,852	3,041,552
Alexander Ruckdaeschel	7,653,205	297,204	40,352	3,041,844

2.	Approval, on an advisory basis, the Company’s FY ‘25 executive compensation:

Votes for	Votes Against	Votes Abstained	Broker Non-Vote
7,457,577	478,959	54,526	3,041,543

3.	Ratification of the appointment of Turner, Stone & Company, L.L.P as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026:

Votes for	Votes Against	Votes Abstained	Broker Non-Vote
10,383,111	558,375	91,119	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2025

THE GLIMPSE GROUP, INC.

By:	/s/ Lyron Bentovim
Lyron Bentovim
Chief Executive Officer